Elicio Therapeutics Announces Preliminary Data from the Ongoing AMPLIFY-7P Phase 1a Study of ELI-002 7P in Patients with mKRAS- driven Solid Tumors at the 2024 ASCO Annual Meeting • ELI-002 7P administered as a monotherapy was well tolerated and able to generate a ~100x mKRAS-specific expanded T cell response relative to baseline levels • ELI-002 7P generated an mKRAS-specific T cell response in 100% of patients including responses targeting all mKRAS mutations enrolled (G12D, V, R and G13D) • mKRAS-specific T cells were polyfunctional with 66.7% (4/6) of evaluable patients having both CD8+ and CD4+ responses at the 4.9 mg Phase 2 dose level • Tumor biomarker reductions were observed in 5/7 (71%) of evaluable patients at the 4.9 mg Phase 2 dose level • ELI-002 7P was shown to induce antigen-spreading with increased T cell responses targeting non-immunizing, personalized tumor neoantigens in 6/6 (100%) of evaluable patients at the 4.9 mg Phase 2 dose level BOSTON, May 23, 2024 – Elicio Therapeutics, Inc. (Nasdaq: ELTX, “Elicio Therapeutics” or “Elicio”), a clinical-stage biotechnology company developing a pipeline of novel immunotherapies for the treatment of cancer, today announced preliminary data from the ongoing AMPLIFY-7P Phase 1a study of its off-the-shelf investigational therapeutic cancer vaccine candidate, ELI-002 7P, in a poster presentation at the American Society of Clinical Oncology (“ASCO”) Annual Meeting, being held May 31-June 4, 2024, in Chicago, IL. The preliminary data showed ELI-002 7P was well tolerated with T cell responses correlating with a reduction in tumor biomarkers at the recommended Phase 2 dose (“RP2D”). The AMPLIFY-7P study is evaluating the 7-peptide formulation of Elicio’s cancer vaccine candidate, ELI-002 7P, in patients with mKRAS-driven solid tumors that are positive for minimal residual disease following standard locoregional treatment. ELI-002 7P was developed with Elicio’s proprietary lymph node-targeting Amphiphile (“AMP”) technology designed to stimulate an immune response against the seven KRAS mutations (G12D, G12R, G12V, G12A, G12C, G12S and G13D) that drive 25% of all solid tumors. “KRAS mutated cancers are difficult to target in part due to the number of diverse mutations and bypass resistance mechanisms. We are encouraged by the first data from the ongoing AMPLIFY-7P trial, which demonstrate ELI-002 7P has a favorable safety profile and early antitumor effects that correlate with induction of T cells specific for multiple KRAS mutations potentially providing broader coverage for patients,” said Craig E. Devoe, M.D., MHCM., Chief, Division of Medical Oncology & Hematology, R.J. Zuckerberg Cancer Center, and Scientific Investigator, Northwell Health. Christopher Haqq, M.D., Ph.D., Elicio’s Executive Vice President, Head of Research and Development, and Chief Medical Officer, added, “These early immunogenicity and biomarker response data from ELI-002 7P continue to provide encouraging results showing that our lymph node-targeted approach generates a robust and differentiated T cell response that strongly correlates with tumor biomarker reductions. Across two trials, ELI-002 has demonstrated an ability to generate a robust T cell response against all mKRAS mutations of enrolled patients as well as T cell responses against non-immunizing personalized tumor neoantigens. ELI-002’s broader KRAS mutation coverage and higher T cell responses with the 7-peptide vaccine at the Phase 2 dose holds promise for the high unmet need of patients with KRAS-mutated tumors.” Presentation Details ASCO 2024 Abstract Title: AMPLIFY-7P, a first-in-human safety and efficacy trial of adjuvant mKRAS-specific lymph node targeted amphiphile ELI-002 7P vaccine in patients with minimal residual disease–positive pancreatic and colorectal cancer Abstract Number: 2636 Session Type and Title: Poster Session – Developmental Therapeutics—Immunotherapy Session Date and Time: June 1, 2024, 9:00 AM-12:00 PM CDT (10:00 AM-1:00 PM ET) Presenter: Craig E. Devoe, M.D., MHCM., Chief, Division of Medical Oncology & Hematology, R.J Zuckerberg Cancer Center, and Scientific Investigator, Northwell Health • At data cutoff December 18, 2023, polyfunctional mKRAS-specific T cells were observed in 100% (n = 11/11) of evaluable patients. • Both CD8+ and CD4+ responses were induced in 66.7% (4/6) of evaluable patients, at the RP2D 4.9 mg dose level, with higher median fold-change from baseline. • Biomarker reductions were observed in 2/5 (40%) at the 1.4 mg AMP-Peptides 7P dose level and in 5/7 (71%) at the RP2D 4.9 mg dose level in patients with reductions/clearance observed for all the common G12 (G12D, G12V, G12R) and G13 (D) KRAS mutations enrolled in the study to date. • Minimum residual disease clearance was observed in one (1) G12V pancreatic (PDAC) patient at 4.9 mg. • Antigen-spreading was observed with increased T cell responses targeting non- immunizing, personalized tumor neoantigens observed in 7/10 (70%) evaluable patients, 6/6 (100%) evaluable patients treated at the 4.9 mg RP2D dose level. • There were no dose-limiting toxicities, no treatment-related serious adverse events or cytokine release syndrome. • The recommended Phase 2 dose (RP2D) is 10.0 mg AMP-CpG-7909 with 4.9 mg AMP- Peptides 7P. About ELI-002 Our lead product candidate, ELI-002, is a structurally novel investigational Amphiphile (“AMP”) cancer vaccine that targets cancers that are driven by mutations in the mKRAS-gene—a prevalent driver of many human cancers. ELI-002 is comprised of two powerful components that are built with our AMP technology consisting of AMP-modified mutant KRAS peptide antigens and an AMP-modified CpG adjuvant that is available as an off-the-shelf subcutaneous administration. ELI-002 2P (2 peptide formulation) is currently being studied in an ongoing Phase 1 (AMPLIFY- 201) trial in patients with high relapse risk mKRAS-driven solid tumors, following surgery and chemotherapy (NCT04853017). ELI-002 7P (7 peptide formulation) is currently being studied in a Phase 1/2 (AMPLIFY-7P) trial in patients with mKRAS-driven pancreatic cancer (NCT05726864). The ELI-002 7P formulation is designed to provide immune response coverage against seven of the most common KRAS mutations present in 25% of all solid tumors, thereby increasing the potential patient population for ELI-002.

About Elicio Therapeutics Elicio Therapeutics, Inc. (Nasdaq: ELTX) is a clinical-stage biotechnology company advancing a pipeline of novel lymph node-targeted immunotherapies for the treatment of some of the most aggressive cancers. By combining expertise in immunology and immunotherapy, Elicio is harnessing the natural power of the immune system with the AMP technology, which allows for therapeutic payloads to be delivered directly to the lymph nodes, with the goal of enhancing the immune system’s cancer-fighting capabilities. By targeting cancer immunotherapies to the core of the immune response, AMP aims to optimize the lymph nodes’ natural ability to educate, activate and amplify cancer-specific T cells, which are essential for recognizing and eliminating tumor cells. Engineered to synchronize immunity in these highly potent sites, AMP is built to enhance the magnitude, potency, quality and durability of the immune response to drive antitumor activity. The Company’s R&D pipeline includes off-the-shelf therapeutic cancer vaccines ELI-002, (targeting mKRAS-driven cancers) as well as ELI-007 and ELI-008 (targeting BRAF-driven cancers and p53 hotspot mutations, respectively). For more information, please visit www.elicio.com. Cautionary Note on Forward-Looking Statements Certain statements contained in this communication regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding Elicio’s planned clinical programs, including planned clinical trials, the potential of Elicio’s product candidates, including the promise of ELI-002 7P for the high unmet need of patients with KRAS-mutated tumors, the expected participation and presentation at upcoming conferences, and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Elicio undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward- looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, Elicio’s financial condition, including its ability to obtain the funding necessary to advance the development of ELI- 002 and any other future product candidates, and Elicio’s ability to continue as a going concern; Elicio’s plans to develop and commercialize its product candidates, including ELI-002; the timing of initiation of Elicio’s planned clinical trials; the timing of the availability of data from Elicio’s clinical trials; the timing of any planned investigational new drug application or new drug application; Elicio’s plans to research, develop and commercialize its current and future product candidates; Elicio’s ability to successfully collaborate with existing collaborators or enter into new collaborations, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Elicio’s product candidates; Elicio’s commercialization, marketing and manufacturing capabilities and strategy; Elicio’s ability to identify additional products or product candidates with significant commercial potential; Elicio’s ability to advance ELI-002 outside of PDAC monotherapy and Elicio’s pipeline programs; developments and projections relating to Elicio’s competitors and our industry; the impact of government laws and regulations; Elicio’s ability to protect its intellectual property position; and Elicio’s estimates regarding future revenue, expenses, capital requirements and need for additional financing. New factors emerge from time to time, and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks are more fully discussed in our Annual Report on Form 10-K filed with the SEC on March 29, 2024, under the heading “Risk Factors”, and any subsequent reports and other documents filed from time to time with the SEC. Forward-looking statements included in this release are based on information available to Elicio as of the date of this release. Elicio does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date of this release, except to the extent required by law. Media Contact Kristin Politi LifeSci Communications kpoliti@lifescicomms.com 646-876-4783 Investor Relations Contact Heather DiVecchia Elicio Therapeutics IR@elicio.com 857-209-0153